Exhibit 10.1

AMENDMENT NO. 3 AND CONSENT TO CREDIT AGREEMENT

AMENDMENT NO. 3 AND CONSENT, dated as of November 13, 2006 (this “Amendment”), to the Fifth Amended and Restated Credit Agreement, dated as of April 9, 1997 and amended and restated as of May 19, 2004 (as heretofore amended, the “Credit Agreement”), among FOOT LOCKER, INC. (the “Company”), the SUBSIDIARIES party thereto, the BANKS party thereto, THE BANK OF NEW YORK, as Administrative Agent, LC Agent and Swingline Bank (the “Administrative Agent”), the CO-SYNDICATION AGENTS and CO-DOCUMENTATION AGENTS party thereto and the JOINT LEAD ARRANGERS party thereto.

WHEREAS, the Company has (i) requested the Agents and the Banks to increase the amount of Restricted Payments permitted to be made under the Credit Agreement, (ii) informed the Agents and the Banks that it intends to dissolve Woolworth Holding S. de R.L. de C.V., Foot Locker de Mexico, S.A. de C.V. and Distribuidora Foot Locker S.A. de C.V., each an Immaterial Subsidiary of the Company organized under the laws of Mexico (each, a “Mexican Subsidiary”) and (iii) informed the Agents and the Banks that certain Class I Partnership Interests and Class II Partnership Interests in Woolworth Holding S. de R.L. de C.V. (the “Pledged Interests”) have been pledged pursuant to the Pledge Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.      Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2.     Amendments. Section 5.15(iii) of the Credit Agreement is amended by replacing the reference to “35%” with “50%”.

SECTION 3.     Consent. (a) The Banks party hereto hereby (i) agree that the Pledged Interests shall be released (the “Release”) from the Lien of the Pledge Agreement on the Amendment Effective Date (as defined below) in contemplation of the dissolution of Woolworth Holding S. de R.L. de C.V. and (ii) authorize the Administrative Agent to take all actions that it deems necessary or desirable to give effect to the Release.

(b) The Company shall cause each Mexican Subsidiary to remain an Immaterial Subsidiary at all times during the period commencing on the Amendment Effective Date and ending on the date on which such Subsidiary is dissolved.

SECTION 4.       Representation and Warranties. The Company and each other Obligor represents and warrants that, on and as of the Amendment Effective Date and immediately after giving effect to this Amendment, (a) the representations and warranties of the Obligors contained in the Loan Documents are true and (b) no Default has occurred and is continuing. The Company and each other Obligor represents and warrants that each Mexican Subsidiary is an Immaterial Subsidiary on the Amendment Effective Date and will be an Immaterial Subsidiary on the date on which such Mexican Subsidiary is dissolved.

SECTION 5.       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6.       Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 7.       Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) of receipt by the Administrative Agent of:

(a)           a counterpart hereof signed by each of the Company, the Subsidiary Borrowers and the Required Banks (or a facsimile or other written confirmation (in form reasonably satisfactory to the Administrative Agent) that each such party has signed a counterpart hereof);

(b)         payment of all accrued costs, fees and expenses (including, without limitation, all fees and expenses payable pursuant to Section 9.03(a)(ii) of the Credit Agreement together with the fees and expenses of special counsel to the Administrative Agent); and

(c)         a certificate from the chief executive officer, chief financial officer or treasurer of the Company certifying as to the matters set forth in the first sentence of Section 4 of this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FOOT LOCKER, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

Subsidiary Borrowers:

FOOTLOCKER.COM, INC.

By:	/s/ Robert W. McHugh
	Name:	Robert W. McHugh
	Title:	Senior Vice President

FOOT LOCKER RETAIL, INC.

By:	/s/ Robert W. McHugh
	Name:	Robert W. McHugh
	Title:	Senior Vice President

TEAM EDITION APPAREL, INC.

By:	/s/ Robert W. McHugh
	Name:	Robert W. McHugh
	Title:	Senior Vice President

FOOT LOCKER STORES, INC.

By:	/s/ Robert W. McHugh
	Name:	Robert W. McHugh
	Title:	Senior Vice President

FOOT LOCKER SPECIALTY, INC.

By:	/s/ Robert W. McHugh
	Name:	Robert W. McHugh
	Title:	Senior Vice President

FOOT LOCKER EUROPE B.V.

By:	/s/ Peter D. Brown
	Name:	Peter D. Brown
	Title:	Attorney-in-Fact

FOOT LOCKER AUSTRALIA, INC.

By:	/s/ Robert W. McHugh
	Name:	Robert W. McHugh
	Title:	Senior Vice President

FOOT LOCKER CANADA CORPORATION

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

THE BANK OF NEW YORK, as Administrative Agent and Bank

By:	/s/ Randolph E.J. Medrano
	Name:	Randolph E.J. Medrano
	Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ John Walkiewicz
	Name:	John Walkiewicz
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jules Panno
	Name:	Jules Panno
	Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Susan T. Gallagher
	Name:	Susan T. Gallagher
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Lori Avedikian
	Name:	Lori Avedikian
	Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Gregory L. Dryden
	Name:	Gregory L. Dryden
	Title:	Sr. Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ Todd Meller
	Name:	Todd Meller
	Title:	Managing Director

BANCO POPULAR PUERTO RICO

By:	/s/ Hector J. Gonzalez
	Name:	Hector J. Gonzalez
	Title:	Vice President